UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2006
HOME DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 NW 55th Ct. Fort Lauderdale, FL		33309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (954) 677-9201

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 18, 2006, Home Diagnostics, Inc., a Delaware corporation (“HDI”) entered into a Fourth Amended and Restated Loan Agreement (the “Agreement) by and between HDI and Wachovia Bank, National Association, a nationally chartered banking association.
The Agreement provides for a $7,000,000.00 unsecured revolving senior credit facility.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Fourth Amended and Restated Loan Agreement, dated December 18, 2006 by and between Home Diagnostics, Inc. and Wachovia Bank, National Association and related Fourth Amended and Restated Revolving Promissory Note.
[The remainder of this page was intentionally left blank.]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME DIAGNOSTICS, INC.
Date: December 18, 2006	By:	/s/ J. Richard Damron, Jr.
J. Richard Damron, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amended and Restated Loan Agreement, dated December 18, 2006 by and between Home Diagnostics, Inc. and Wachovia Bank, National Association and related Fourth Amended and Restated Revolving Promissory Note.

4